                                                                   EXHIBIT 10.47


                   FIRST AMENDMENT TO MASTER LEASE AGREEMENT


     This FIRST AMENDMENT TO MASTER LEASE AGREEMENT, dated as of December 31, 1998, but effective as of April 30, 1998 (this "Amendment"), is entered into by and among Ventas, Inc., formerly known as Vencor, Inc., a Delaware corporation ("Ventas") and Ventas Realty, Limited Partnership, a Delaware limited partnership ("Ventas LP", and together with Ventas, "Lessor") and Vencor Operating, Inc. ("Current Tenant"), a Delaware corporation and Vencor, Inc., formerly known as Vencor Healthcare, Inc., a Delaware corporation ("Vencor").

     WHEREAS, First Healthcare Corporation, a Delaware corporation, Nationwide Care, Inc., an Indiana Corporation, Northwest Health Care, Inc., an Idaho corporation, Hillhaven of Central Florida, Inc., a Delaware corporation, Vencor Hospitals East, Inc., a Delaware corporation, Hahnemann Hospital, Inc., a Delaware corporation, Hillhaven/Indiana Partnership, a Washington general partnership, Carrollwood Care Center, a Tennessee general partnership, New Pond Village Associates, a Massachusetts general partnership, St. George Nursing Home Limited Partnership, an Oregon limited partnership, San Marcos Nursing Home Partnership, a California general partnership, Vencor Hospitals Illinois, Inc., a Delaware corporation, Windsor Woods Nursing Home Partnership, a Washington general partnership, Health Haven Associates, L.P. a Rhode Island limited partnership, Oak Hill Nursing Associates, L.P., a Rhode Island limited partnership (collectively, the "Subsidiaries") and Lessor (the Subsidiaries together with Lessor referred to herein as "Original Lessor"), as lessor, and Vencor, together with its permitted assigns, including Current Tenant (Vencor together with Current Tenant referred to herein as "Original Tenant"), as tenant, entered into that certain Master Lease Agreement, dated April 30, 1998 (the "Master Lease Agreement") pursuant to which, inter alia, Original Lessor leased to Original Tenant and Original Tenant leased from Original Lessor the Leased Properties (as defined in the Master Lease Agreement) (capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Master Lease Agreement); and

     WHEREAS, pursuant to that certain Assignment and Assumption of Master Lease, dated April 30, 1998, by and between Vencor, as assignor, and Current Tenant, as assignee, Vencor assigned all of its right, title and interest in, to and under the Master Lease Agreement to Current Tenant; and

     WHEREAS, Ventas is the successor by merger to each of the Subsidiaries; and

     WHEREAS, Lessor and Current Tenant desire to amend the Master Lease Agreement in the manner set forth herein.
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     NOW THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Article III of the Master Lease Agreement is hereby amended by inserting in the first line of Section 3.1(a), immediately after the phrase "$86,391,000" the following "("Minimum Rent")."
                               ------------

          2. Article VII of the Master Lease Agreement is hereby amended by deleting the text of Section 7.4 in its entirety and substituting therefor the following new Section 7.4:

          "Section 7.4.  Lessor and Tenant to Execute Lease Supplement.  Lessor
                         ---------------------------------------------
and Tenant agree that, with respect to those certain Leased Properties indicated on Exhibit B hereto by the placement of a "Y" opposite the name of the Leased Property under the column "Mgd" ("Deferred Leased Properties"), from time to
                                  --------------------------
time, and as certain regulatory issues with respect to such properties are resolved, Lessor and Tenant shall execute a Lease Supplement ("Lease
                                                               -----
Supplement") to provide that this Lease is effective as to such properties.
----------
Such Lease Supplement shall set forth the term of this Lease with respect to each such Deferred Leased Property (including the applicable Commencement Date for such Property). The Minimum Rent payable under this Lease shall be increased, as of each such Commencement Date, by the amount set forth opposite the name of such Leased Property under the column marked "Annual Rent" on Exhibit C hereto."
---------

          3. Except as set forth herein the Master Lease Agreement is unmodified and remains in full force and effect. The Master Lease Agreement, as amended hereby and each and every provision, covenant, representation, warranty, condition and right contained therein, as amended by this Amendment, is hereby ratified and affirmed as of the date hereof, and shall continue in full force effect.

          4. Vencor acknowledges that it has been fully informed of, consented to and approved all of the amendments to the Master Lease Agreement set forth in this Amendment.

          5. This Amendment is binding upon the parties hereto and their respective successors, executors, administrators, legal representatives, heirs and legal assigns.

          6.  Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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          7.  Counterparts.  This Amendment may be executed in any number of
              ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


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

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized representatives, all as of the day and year first above written.


                                              LESSOR:
                                              -------
Witnesses:                                    VENTAS, INC., formerly known as
                                              Vencor Inc.


/s/ JOHN C. THOMPSON                          By:  /s/ T. RICHARD RINEY
--------------------------                         -----------------------
Name: John C. Thompson                             Name:  T. Richard Riney
                                                   Title: Vice President

/s/ BARBARA F. THOMPSON
-------------------------
Name: Barbara F. Thompson


                                              VENTAS REALTY, LIMITED PARTNERSHIP

Witnesses:                                    By:  Ventas, Inc., its general
                                                   partner

/s/ JOHN C. THOMPSON                          By:  /s/ T. RICHARD RINEY
-----------------------                            -----------------------
Name:  John C. Thompson                            Name:  T. Richard Riney
                                                   Title:   Vice President

/s/ BARBARA F. THOMPSON
--------------------------
Name:  Barbara F. Thompson

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

                                              CURRENT TENANT:
                                              ---------------

Witnesses:
                                              VENCOR OPERATING, INC.

/s/ JOSEPH L. LANDENWICH                      By: /s/ RICHARD A. LECHLEITER
---------------------------                       ----------------------------
Name:  Joseph L. Landenwich                       Name:  Richard A. Lechleiter
                                                  Title:   Vice President

/s/ ADELE DEFOSSET
---------------------
Name:  Adele DeFosset



Acknowledged and agreed to as of this
31st  day of December, 1998 by:

VENCOR, INC., formerly known as
Vencor  Healthcare, Inc.


By:  /s/ RICHARD A. LECHLEITER
     ----------------------------
     Name:  Richard A. Lechleiter
     Title:  Vice President

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